UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2016

C&J Energy Services Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	000-55404	98-1188116
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Crown House, 2nd floor

4 Par-la-Ville Rd

Hamilton HM08 Bermuda

(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 279-2900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

On March 11, 2016, Founder, Chief Executive Officer and Chairman of the Board of Directors (the “Board”) of C&J Energy Services Ltd. (“C&J” or the “Company”), Joshua E. Comstock, died unexpectedly in his sleep. Mr. Comstock founded C&J in 1997 and served as the Company’s Chairman and Chief Executive Officer until his death.

On March 11, 2016, the Board appointed Randall C. McMullen, Jr. as Chief Executive Officer, succeeding Mr. Comstock, effective immediately. Mr. McMullen will also continue performing his existing duties as the Company’s Chief Financial Officer and will continue to serve as a member of the Board. The Board also decided to separate the roles of Chairman and Chief Executive Officer and will designate and announce a successor to act as Chairman of the Board in due course.

Mr. McMullen worked closely alongside Mr. Comstock for over ten years as the Company executed an aggressive growth strategy to transform C&J from a small coiled tubing company to what is now one of the largest providers of completion and production services in North America. Mr. McMullen, 40, has served as C&J’s President since October 2012, and as C&J’s Chief Financial Officer and Treasurer and a member of the Board since joining C&J in August 2005. Prior to joining C&J, Mr. McMullen held various positions with Arthur Andersen, Credit Suisse First Boston, the GulfStar Group and Growth Capital Partners. Mr. McMullen graduated magna cum laude from Texas A&M University with a B.B.A. in Finance.

Item 7.01	Regulation FD Disclosure

On March 11, 2016, C&J issued a press release announcing the death of its Founder, Chairman and Chief Executive Officer, Mr. Josh Comstock, a copy of which is furnished as Exhibit 99.1 hereto pursuant to Item 7.01 of Form 8-K. Additionally, on March 14, 2016, C&J issued a press release announcing the appointment of Mr. Randy McMullen Jr. as Chief Executive Officer, following Mr. Comstock’s death, a copy of which is furnished as Exhibit 99.2 hereto pursuant to Item 7.01 of Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, and including Exhibit 99.1 and Exhibit 99.2 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall such be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibit

Exhibit 99.1	Press Release dated March 11, 2016

Exhibit 99.2	Press Release date March 14, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

C&J ENERGY SERVICES LTD.
(Registrant)

Date: March 16, 2016	By:	/s/ Brian Patterson
Brian Patterson
Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

Exhibit 99.1	Press Release dated March 11, 2016

Exhibit 99.2	Press Release date March 14, 2016